SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2023

Swiftmerge Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41164	98-1582153
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Executive Suite

4318 Forman Ave

Toluca Lake, CA, 91602

(Address of principal executive offices, including zip code)

(424) 431-0030

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	IVCPU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	IVCP	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	IVCPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into Material Definitive Agreement.

On May 15, 2023, Swiftmerge Acquisition Corp., a Cayman Islands exempted company (the “Company” or “Swiftmerge”), filed a definitive proxy statement (the “Extension Proxy”) for its extraordinary general meeting of shareholders (the “Special Meeting”), scheduled to be held on June 12, 2023, at which the Company’s shareholders will vote on, among other things, a proposal to amend the Company’s amended and restated memorandum and articles of association to extend the date by which the Company has to consummate an initial business combination (the “Extension Proposal”) from June 17, 2023 to March 15, 2024 (the “Extended Date” and, such extension, the “Initial Extension”).

As disclosed in the Extension Proxy, holders of the Company’s public Class A ordinary shares, $0.001 par value (the “Class A Ordinary Shares”) had until 5:00 p.m. on June 8, 2023 to submit their requests for redemption of their shares. Further, shareholders may withdraw any election to have their Class A Ordinary Shares redeemed in connection with the Extension prior to the vote at the Special Meeting. Shareholders who wish to withdraw redemptions are required to contact the Company’s transfer agent, Continental Stock Transfer & Trust Company, by email at spacredemptions@continentalshare.com and must receive prior approval to withdraw any previous election to have their Class A Ordinary Shares redeemed in connection with the Extension prior to the vote at the Special Meeting.

Assuming all proposals presented to shareholders at the Special Meeting are approved, Swiftmerge Holdings LP, a Delaware limited partnership and the Company’s sponsor (the “Sponsor”), has informed the Company that it expects to convert all 3,625,000 of the Class B ordinary shares of the Company (the “Founder Shares”) held by it into Class A ordinary shares prior to any redemptions of Class A Ordinary Shares (the “Conversion”).

As previously disclosed, on June 7, 2023, the Company and the Sponsor entered into Voting and Non-Redemption Agreements (the “Non-Redemption Agreements”) with one or more unaffiliated third party investors (the “Investors”). Pursuant to the Non-Redemption Agreements, Investors have, in connection with the Special Meeting, agreed or committed to not redeem, to purchase or to reverse and revoke any prior redemption election with respect to an aggregate of up to 2,100,000 Class A Ordinary Shares (the “Non-Redeemed Shares”).

The Company and the Sponsor may enter into additional non-redemption agreements from time to time with other parties, subject to the terms set forth in the Non-Redemption Agreements.

Additional Information

Important Information About the Extension and Where to Find It

The Company filed the Definitive Proxy Statement for the Meeting with the SEC on May 15, 2023 to consider and vote upon the Extension and other matters, and, beginning on or about May 17, 2023, first mailed the Proxy Statement and other relevant documents to its stockholders as of the May 12, 2023 record date for the Meeting. The Company’s shareholders and other interested persons are advised to read the Definitive Proxy Statement and any amendments thereto, as well as all other relevant materials filed or that will be filed with the SEC, in connection with the Company’s solicitation of proxies for the Meeting to be held to approve, among other things, the Extension Proposal, because these documents will contain important information about the Company and the Extension Proposal. Stockholders may also obtain a copy of the Definitive Proxy Statement, as well as other documents filed with the SEC regarding the Extension Proposal and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov or by directing a request to our proxy solicitor Morrow Sodali LLC, (800) 662-5200, email: VCP@info.morrowsodali.com.

Participants in the Solicitation

The Company and certain of its respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Extension. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s stockholders in connection with the Extension is set forth in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022 and the Definitive Proxy Statement that has been filed with the SEC. Investors and security holders may obtain more detailed information regarding the names of the Company’s directors and executive officers in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022, and other documents of the Company filed, or to be filed, from time to time with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are included in the Definitive Proxy Statement. Shareholders, potential investors and other interested persons should read the Definitive Proxy Statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding the issuance of the Class A Ordinary Shares to the non-redeeming Shareholders, additional voting and non-redemption agreements, the amount of funds that will be in the Trust Account on the date of the Meeting and the funds that will remain in the Trust Account following the Meeting and approval of the

Extension Proposal and the timing thereof. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the Company to successfully or timely implement the extension or that the approval of the shareholders of the Company is not obtained; the amount of redemption requests made by the Company’s public shareholders; and those factors described or referenced in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022, under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, from time to time with the SEC, including the Definitive Proxy Statement. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently knows or that the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date hereof. The Company anticipate that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaim any obligation to do so except as otherwise required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date hereof. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute an offer to sell, nor a solicitation of an offer to buy, any securities in connection with the Extension Proposal or otherwise, or the solicitation of a proxy, consent or authorization in any jurisdiction pursuant to the Extension Proposal or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or otherwise in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom, and otherwise in accordance with applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2023

SWIFTMERGE ACQUISITION CORP.

By:	/s/ John Bremner
Name:	John Bremner
Title:	Chief Executive Officer and Director

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